UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) March 31, 2005



                         Commission file number 0-16023


                            UNIVERSITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                                             38-2929531
------------------------------------                 ---------------------------
(State or other jurisdiction of     (I.R.S. Employer incorporation)
         Identification No.

959 Maiden Lane, Ann Arbor, Michigan                    48105
------------------------------------                 ---------
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (734) 741-5858
                                                   --------------

Item 1.01 Entry into a Material Definitive Agreement

 The Company issued the attached press release on April 6, 2005 describing an entry into a material definitive agreement

                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


-
Date:  April 6, 2005                        University Bancorp, Inc.
                                            /s/ Stephen Lange Ranzini
                                            --------------------------------
                                            Stephen Lange Ranzini